UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 11, 2005

HARTMAN COMMERCIAL PROPERTIES REIT
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50256	76-0594970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 100, Houston, Texas 77043-3124
(Address of principal executive offices) (Zip Code)

(713) 467-2222
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On August 17, 2005, Hartman Commercial Properties REIT (the “Company”) issued a news release providing the final results for its financial performance for the quarter ended June 30, 2005. A copy of this news release is attached as Exhibit 99.1. Pursuant to General Instruction B.2, Item 2.02 and Item 9.01(c) of Form 8-K, the information set forth in this Item 2.02 and the news release attached as Exhibit 99.1 hereto are “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 11, 2005 Sam Hathorn, a member of the Company’s Board of Trustees for five years, resigned from the Board.

The Board expressed their unanimous gratitude for Mr. Hathorn’s dedication and service over the last five years and wished him well in his future endeavors.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits.

99.1	News Release, dated August 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMAN COMMERCIAL PROPERTIES REIT

Dated: August 17, 2005	By:	/s/ Terry L. Henderson
Name: Terry L. Henderson Title: Chief Financial Officer